UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2011 (February 28, 2011)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Compensation and Equity Awards

At a meeting of the Compensation Committee of the Board of Directors of Allos Therapeutics, Inc. (the “Company”) held on February 28, 2011, the Compensation Committee (a) determined and approved 2010 cash bonus awards and 2011 base salaries and target bonus awards (expressed as a percentage of base salary) for the Company’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission), and (b) granted restricted stock units to the Company’s named executive officers pursuant to the Company’s 2008 Equity Incentive Plan, as amended (the “Plan”).  The 2010 cash bonus awards and 2011 base salaries, target bonus awards, and the number of restricted stock units for the named executive officers are set forth on Exhibit 10.1 attached hereto and incorporated herein by reference.

The restricted stock units were granted under and in accordance with the terms and conditions of the Plan, which is filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed on June 25, 2010.  The restricted stock units vest in equal installments on each of the first three (3) anniversaries of the date of grant, subject to the named executive officer’s continued employment with the Company through such vesting dates.  The form of restricted stock unit grant notice and restricted stock unit award agreement pursuant to which such grants were made are attached hereto as Exhibit 10.2 and incorporated herein by reference.

The Compensation Committee also reviewed and approved, at the same meeting, the 2011 corporate and individual performance objectives to be evaluated by the Compensation Committee in connection with the determination of 2011 bonus awards for the named executive officers.  The 2011 corporate objectives generally target the achievement of specific sales and marketing, manufacturing, research and development and corporate development milestones that are considered to be important to the achievement of the Company’s long-term strategic goals.  The 2011 individual objectives for the named executive officers (other than the Company’s Chief Executive Officer, whose bonus is tied entirely to the achievement of corporate objectives) focus on contributions that are generally consistent with and support the corporate objectives or are otherwise intended to contribute to the success of the Company.

The 2010 cash bonus award and 2011 target bonus award for the Company’s Chief Executive Officer, as well as the Company’s 2011 corporate objectives, were reviewed and approved by the full Board of Directors at a meeting held on February 28 and March 1, 2011.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	Executive Compensation and Equity Awards.

10.2	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 4, 2011

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Senior Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Executive Compensation and Equity Awards.

10.2	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement.